UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT International Growth Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective

Long-term capital appreciation

Net asset value June 30, 2011

Class IA: $17.60	Class IB: $17.58

Total return at net asset value
			MSCI EAFE
(as of 6/30/11)	Class IA shares*	Class IB shares†	Growth Index (ND)

6 months	4.35%	4.21%	4.38%

1 year	36.19	35.90	31.25

5 years	21.24	19.72	13.21
Annualized	3.93	3.67	2.51

10 years	94.12	89.38	67.23
Annualized	6.86	6.59	5.28

Life	116.06	109.50	65.90
Annualized	5.46	5.24	3.55

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT International Growth Fund 1

Report from your fund’s manager

Putnam VT International Growth Fund’s class IA shares finished up for the first six months of the year. What drove the fund’s performance?

Our country allocation and stock selection were the main drivers. Specifically, our overweight position in China relative to the benchmark, as well as stock selection in the consumer discretionary sector, contributed the most to performance.

Market conditions were volatile during the first half of this year. What were the root causes of the turmoil?

Market volatility in the first half reflected a rather remarkable set of macroeconomic and other risk events: the political upheaval in the Middle East and North Africa, the cataclysmic earthquake and tsunami in Japan, the high price of crude oil, and the continued sovereign debt concerns in Europe (as well as the United States and Japan). A pronounced relief rally in late June, which occurred on the back of declining oil prices and investors’ perception that progress was being made on resolving sovereign risk issues in Europe, allowed markets to end the first half of the year up slightly.

Which strategies and holdings helped performance in the first six months of the fund’s fiscal period?

The single biggest stock contributor to performance in the first half was Kia Motors. The stock was buoyed by the company’s increasing share in key automotive markets and the improving profitability that the company enjoyed due to declining cash rebates required in the U.S. market, which reflected Kia’s improved quality and brand image. We sold our position in Kia at a profit by period-end.

Cyberagent, the leading Japanese blog site, was another holding that contributed significantly to performance before we sold our position. The trend toward greater use of blogs by politicians, celebrities, and thought leaders resulted in significant earnings growth for the company.

Finally, our decision to increase exposure to the consumer discretionary sector contributed to performance. We felt that the market was too pessimistic at the beginning of the period regarding discretionary spending, especially in the high-end luxury segment and in Asia. The continued growth in earnings of companies that are geared to these market segments led to share price appreciation.

Which strategies and holdings detracted from performance?

The biggest detractor from performance during the period was Longtop Financial Technologies, a provider of critical software to some of China’s top financial services companies. In addition, Pandora, the Danish jewelry company, detracted from performance, as questions about the growth trajectory of the company prompted its shares to decline during the period. Finally, our underweight position in consumer staples detracted from performance, as the underperformance of the sector during 2010 reversed somewhat during the first half of this year.

What role did derivative positions play in the fund’s performance?

We selectively hedged exposures to foreign currencies using currency forwards, a type of derivative that helps us neutralize unintended risk from our stock selections.

What is your outlook for risks and opportunities facing international markets and the fund?

As 2011 progresses, we expect markets will continue to be driven by a range of concerns: debt levels, sovereign risk, and slowing growth in the developed markets, and inflation and rising interest rates in the faster-growing emerging markets. While we believe that long-term challenges remain for developed markets, it seems that in the short term, central banks and policymakers will be as accommodative as necessary to spur continued economic growth. We expect corporate spending will continue to rebound and even accelerate in the second half of the year, given strong corporate balance sheets and healthy cash flow. At the same time, we expect that interest-rate increases in key emerging markets such as China will slow, as the pace of inflation is likely to decline during the latter part of the year. Furthermore, we expect strong consumption growth in China and several other emerging economies, as large swaths of these populations reach income levels associated with rapidly expanding consumption. With this in mind, we continue to focus on finding companies that are exposed to these trends.

In summary, we expect global growth to continue, albeit at a slower pace, for the remainder of 2011, and we will continue to seek investment opportunities in companies that we believe are likely to exhibit superior growth over the next few years at attractive multiples.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Current and future portfolio holdings are subject to risk.

2 Putnam VT International Growth Fund

Your fund’s manager

Portfolio Manager Jeffrey B. Sacknowitz joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT International Growth Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$6.13	$7.39	$6.06	$7.30

Ending value
(after expenses)	$1,043.50	$1,042.10	$1,018.79	$1,017.55

Annualized
expense ratio	1.21%	1.46%	1.21%	1.46%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

4 Putnam VT International Growth Fund

The fund’s portfolio 6/30/11 (Unaudited)

COMMON STOCKS (98.6%)*	Shares	Value

Aerospace and defense (0.5%)
MTU Aero Engines Holding AG (Germany)	4,927	$394,043

		394,043
Airlines (0.9%)
Deutsche Lufthansa AG (Germany)	20,314	443,176

Turk Hava Yollari (Turkey) †	107,736	281,884

		725,060
Auto components (0.7%)
Faurecia (France)	11,932	511,702

		511,702
Automobiles (4.7%)
Bayerische Motoren Werke (BMW) AG (Germany)	8,282	827,472

Dongfeng Motor Group Co., Ltd. (China)	236,000	449,838

Fiat SpA (Italy)	73,469	807,545

Nissan Motor Co., Ltd. (Japan)	90,200	947,265

Porsche Automobil Holding SE (Preference) (Germany)	7,227	574,000

		3,606,120
Beverages (2.4%)
Anheuser-Busch InBev NV (Belgium)	25,070	1,456,066

Synergy Co. (Russia) †	11,355	387,156

		1,843,222
Biotechnology (1.3%)
Biotest AG (Preference) (Germany)	5,796	419,780

Dendreon Corp. † S	3,400	134,096

Grifols SA (Spain)	21,308	428,199

		982,075
Building products (0.8%)
Compagnie de Saint-Goban (France)	7,436	482,143

JS Group Corp. (Japan)	6,500	167,570

		649,713
Capital markets (1.0%)
Julius Baer Group, Ltd. (Switzerland) †	8,903	367,987

Macquarie Group, Ltd. (Australia)	12,812	431,612

		799,599
Chemicals (4.3%)
Arkema (France)	2,132	219,761

BASF SE (Germany)	11,289	1,107,582

Huabao International Holdings, Ltd. (China)	138,000	125,551

JSR Corp. (Japan)	19,500	378,503

Petronas Chemicals Group Bhd (Malaysia) †	134,700	316,626

Syngenta AG (Switzerland) †	2,450	827,504

Uralkali (Russia) † ∆	36,466	328,559

		3,304,086
Commercial banks (8.9%)
Banco Bradesco SA ADR (Brazil)	40,020	820,010

Barclays PLC (United Kingdom)	173,646	715,532

BNP Paribas SA (France)	7,418	573,337

China Construction Bank Corp. (China)	1,122,000	933,831

HSBC Holdings PLC (London Exchange) (United Kingdom)	48,458	481,501

Mitsubishi UFJ Financial Group, Inc. (Japan)	99,400	484,117

National Australia Bank, Ltd. (Australia)	13,139	362,678

Sberbank OJSC (Russia) † ∆	293,277	1,079,259

Shinhan Financial Group Co., Ltd. (South Korea)	7,330	350,122

Standard Chartered PLC (United Kingdom)	40,254	1,059,460

		6,859,847
Communications equipment (0.8%)
Telefonaktiebolaget LM Ericsson AB Class B (Sweden)	40,851	590,004

		590,004
Computers and peripherals (0.4%)
SanDisk Corp. †	7,700	319,550

		319,550

COMMON STOCKS (98.6%)* cont.	Shares	Value

Construction and engineering (0.5%)
Carillion PLC (United Kingdom)	63,446	$383,415

		383,415
Construction materials (1.8%)
BBMG Corp. (China)	680,000	1,020,291

China Shanshui Cement Group, Ltd. (China)	292,000	339,397

		1,359,688
Diversified financial services (1.9%)
ING Groep NV GDR (Netherlands) †	38,342	472,605

ORIX Corp. (Japan)	7,830	762,033

Warsaw Stock Exchange (Poland) †	13,029	247,221

		1,481,859
Diversified telecommunication services (0.8%)
Telenet Group Holding NV (Belgium) †	13,046	621,513

		621,513
Electric utilities (0.6%)
Fortum OYJ (Finland)	15,737	456,317

		456,317
Electrical equipment (2.4%)
Mitsubishi Electric Corp. (Japan)	85,000	987,591

Schneider Electric SA (France)	5,077	849,232

		1,836,823
Electronic equipment, instruments, and components (4.2%)
Hitachi, Ltd. (Japan)	104,000	615,040

Hollysys Automation Technologies, Ltd. (China) † S	18,300	170,556

Hon Hai Precision Industry Co., Ltd. (Taiwan)	197,000	679,533

Kyocera Corp. (Japan)	5,500	559,750

LG Display Co., Ltd. (South Korea)	9,970	277,408

Murata Manufacturing Co., Ltd. (Japan)	8,300	554,691

Unimicron Technology Corp. (Taiwan)	194,000	346,994

		3,203,972
Energy equipment and services (1.2%)
Technip SA (France)	8,441	906,111

		906,111
Food and staples retail (1.3%)
Olam International, Ltd. (Rights) (Singapore) † F	7,772	1,013

Olam International, Ltd. (Singapore)	171,000	380,562

WM Morrison Supermarkets PLC (United Kingdom)	131,431	628,693

		1,010,268
Food products (4.9%)
Danone (France)	11,816	882,719

Kerry Group PLC Class A (Ireland)	22,345	925,167

Nestle SA (Switzerland)	28,268	1,757,814

Zhongpin, Inc. (China) † S	22,600	236,848

		3,802,548
Health-care equipment and supplies (1.3%)
BioMerieux (France)	6,600	767,231

Covidien PLC (Ireland)	4,710	250,713

		1,017,944
Hotels, restaurants, and leisure (1.7%)
Compass Group PLC (United Kingdom)	61,762	596,427

Kuoni Reisen Holding AG (Cat B) (Switzerland) †	589	227,819

TUI Travel PLC (United Kingdom)	129,861	468,235

		1,292,481
Household durables (1.7%)
Barratt Developments PLC (United Kingdom) †	190,075	348,781

LG Electronics, Inc. (South Korea)	1,933	150,869

Persimmon PLC (United Kingdom)	36,972	286,518

Rossi Residencial SA (Brazil)	67,100	548,510

		1,334,678
Household products (2.2%)
Henkel AG & Co. KGaA (Germany)	9,696	673,942

Reckitt Benckiser Group PLC (United Kingdom)	17,950	992,167

		1,666,109

Putnam VT International Growth Fund 5

COMMON STOCKS (98.6%)* cont.	Shares	Value

Independent power producers and energy traders (1.1%)
China Resources Power Holdings Co., Ltd. (China)	194,000	$379,139

China WindPower Group, Ltd. (China) †	2,680,000	234,711

Electric Power Development Co. (Japan)	7,900	213,470

		827,320
Industrial conglomerates (2.4%)
Cookson Group PLC (United Kingdom)	33,655	363,667

Rheinmetall AG (Germany)	5,223	462,991

Siemens AG (Germany)	7,559	1,039,396

		1,866,054
Insurance (3.3%)
AIA Group, Ltd. (Hong Kong) †	65,800	229,000

AXA SA (France)	39,031	888,066

Ping An Insurance (Group) Co. of China, Ltd. (China)	57,500	599,614

Prudential PLC (United Kingdom)	73,902	854,969

		2,571,649
Internet and catalog retail (0.5%)
Rakuten, Inc. (Japan)	357	370,162

		370,162
Internet software and services (1.5%)
Baidu, Inc. ADR (China) †	1,700	238,221

DeNA Co., Ltd. (Japan)	16,600	716,222

Open Text Corp. (Canada) † S	3,700	236,874

		1,191,317
Machinery (3.8%)
Asahi Diamond Industrial Co., Ltd. (Japan)	36,000	788,162

Invensys PLC (United Kingdom)	58,365	301,881

Metso Corp. OYJ (Finland)	6,973	396,588

Tata Motors, Ltd. (India)	11,130	249,280

Vallourec SA (France) †	5,173	630,865

Volvo AB Class B (Sweden)	30,858	539,992

		2,906,768
Media (1.0%)
Kabel Deutschland Holding AG (Germany) †	4,511	277,719

WPP PLC (Ireland)	41,108	515,208

		792,927
Metals and mining (6.5%)
BHP Billiton, Ltd. (Australia)	6,543	309,388

First Quantum Minerals, Ltd. (Canada)	4,400	642,134

Fortescue Metals Group, Ltd. (Australia)	64,397	441,914

Hidili Industry International Development, Ltd. (China)	381,000	332,166

Rio Tinto, Ltd. (Australia)	25,911	2,317,687

Vedanta Resources PLC (United Kingdom)	7,756	260,961

Xstrata PLC (United Kingdom)	32,282	711,407

		5,015,657
Multiline retail (1.2%)
Myer Holdings, Ltd. (Australia)	105,187	298,475

PPR SA (France)	3,441	613,550

		912,025
Multi-utilities (0.6%)
Centrica PLC (United Kingdom)	89,008	462,377

		462,377
Oil, gas, and consumable fuels (7.1%)
BG Group PLC (United Kingdom)	82,262	1,869,005

Cairn Energy PLC (United Kingdom) †	22,083	147,183

Canadian Natural Resources, Ltd. (Canada)	13,300	558,060

Gazprom OAO ADR (Russia)	32,300	469,965

Inpex Corp. (Japan)	141	1,041,418

Petroleo Brasileiro SA ADR (Preference) (Brazil) S	14,000	429,520

Tullow Oil PLC (United Kingdom)	47,555	947,501

		5,462,652

COMMON STOCKS (98.6%)* cont.	Shares	Value

Pharmaceuticals (4.9%)
Astellas Pharma, Inc. (Japan)	28,100	$1,087,021

Mitsubishi Tanabe Pharma (Japan)	45,200	758,706

Nippon Shinyaku Co., Ltd. (Japan)	31,000	396,413

Sanofi (France)	5,431	437,189

Sanofi CVR (France) †	171,500	413,315

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	14,538	701,022

		3,793,666
Road and rail (0.4%)
Hitachi Transport System, Ltd. (Japan)	18,500	316,485

		316,485
Semiconductors and semiconductor equipment (2.1%)
ASML Holding NV (Netherlands)	9,281	342,291

Elpida Memory, Inc. (Japan) †	13,700	161,356

First Solar, Inc. † S	4,757	629,208

Samsung Electronics Co., Ltd. (South Korea)	625	485,774

		1,618,629
Software (0.8%)
Longtop Financial Technologies Ltd. ADR
(Hong Kong) † F S	25,455	76,365

SAP AG (Germany)	8,585	520,431

		596,796
Specialty retail (1.1%)
GOME Electrical Appliances Holdings, Ltd. (China)	973,000	389,859

Kingfisher PLC (United Kingdom)	99,846	428,676

		818,535
Textiles, apparel, and luxury goods (1.9%)
Christian Dior SA (France)	7,181	1,131,309

Pandora A/S (Denmark) S	11,440	359,884

		1,491,193
Tobacco (2.4%)
British American Tobacco (BAT) PLC (United Kingdom)	23,154	1,016,037

Imperial Tobacco Group PLC (United Kingdom)	9,784	325,580

Japan Tobacco, Inc. (Japan)	121	467,170

		1,808,787
Trading companies and distributors (1.7%)
Mitsui & Co., Ltd. (Japan)	58,100	1,005,166

Wolseley PLC (Switzerland)	9,444	308,348

		1,313,514
Wireless telecommunication services (1.1%)
NTT DoCoMo, Inc. (Japan)	368	656,777

Vodafone Group PLC (United Kingdom)	69,621	184,913

		841,690
Total common stocks (cost $65,491,074)		$75,936,950

U.S. TREASURY OBLIGATIONS (—%)* [i]	Principal amount	Value

U.S. Treasury Notes 3 5/8s, February 15, 2020	$11,000	$11,728

Total U.S. treasury obligations (cost $11,728)		$11,728

SHORT-TERM INVESTMENTS (3.9%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	2,073,769	$2,073,769

Putnam Money Market Liquidity Fund 0.04% [e]	336,841	336,841

U.S. Treasury Bills, with effective yields
ranging from 0.09% to 0.18%,
November 17, 2011 ##	$600,000	599,780

Total short-term investments (cost $3,010,339)		$3,010,390

Total investments (cost $68,513,141)		$78,959,068

6 Putnam VT International Growth Fund

Key to holding’s abbreviations
ADR	American Depository Receipts
CVR	Contingent Value Rights
GDR	Global Depository Receipts
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $77,011,990.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $253,415 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United Kingdom	18.0%	South Korea	1.6%

Japan	17.5	Sweden	1.5

France	12.1	Taiwan	1.3

Germany	8.8	Finland	1.1

China	7.1	Netherlands	1.1

Australia	5.4	Italy	1.1

Switzerland	4.5	Israel	0.9

Russia	2.9	Spain	0.6

Belgium	2.7	Singapore	0.5

United States	2.6	Denmark	0.5

Brazil	2.3	Other	1.8

Ireland	2.2	Total	100.0%

Canada	1.9

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $96,786,187) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	8/17/11	$2,730,775	$2,663,388	$(67,387)

	British Pound	Buy	8/17/11	824,145	819,863	4,282

	Canadian Dollar	Sell	8/17/11	277,624	271,176	(6,448)

	Euro	Buy	8/17/11	6,548,538	6,416,568	131,970

	Norwegian Krone	Sell	8/17/11	334,851	329,877	(4,974)

	Swedish Krona	Buy	8/17/11	1,431,112	1,402,868	28,244

	Swiss Franc	Buy	8/17/11	515,584	517,620	(2,036)

Barclays Bank PLC

	Australian Dollar	Buy	8/17/11	341,640	333,248	8,392

	British Pound	Sell	8/17/11	1,977,498	1,966,238	(11,260)

	Canadian Dollar	Buy	8/17/11	689,083	673,019	16,064

	Euro	Sell	8/17/11	861,963	845,481	(16,482)

	Hong Kong Dollar	Buy	8/17/11	93,653	93,605	48

	Japanese Yen	Sell	8/17/11	213,346	212,188	(1,158)

	Norwegian Krone	Buy	8/17/11	12,842	12,649	193

	Swedish Krona	Sell	8/17/11	106,228	104,043	(2,185)

	Swiss Franc	Sell	8/17/11	678,676	681,400	2,724

Citibank, N.A.

	Australian Dollar	Buy	8/17/11	252,869	246,594	6,275

	British Pound	Buy	8/17/11	2,162,015	2,151,253	10,762

	Canadian Dollar	Sell	8/17/11	835,878	816,275	(19,603)

	Danish Krone	Buy	7/21/11	983,836	990,028	(6,192)

	Euro	Sell	8/17/11	2,290,785	2,247,250	(43,535)

	Hong Kong Dollar	Sell	8/17/11	617,585	617,182	(403)

	Norwegian Krone	Sell	8/17/11	268,622	264,712	(3,910)

	Singapore Dollar	Buy	8/17/11	652,627	652,627	—

Putnam VT International Growth Fund 7

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $96,786,187) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Swedish Krona	Sell	8/17/11	$184,702	$181,189	$(3,513)

	Swiss Franc	Buy	8/17/11	106,902	107,344	(442)

Credit Suisse AG

	Australian Dollar	Buy	8/17/11	437,346	426,136	11,210

	British Pound	Sell	8/17/11	1,567,192	1,559,069	(8,123)

	Canadian Dollar	Sell	8/17/11	1,039,275	1,014,122	(25,153)

	Euro	Sell	8/17/11	2,340,379	2,296,402	(43,977)

	Japanese Yen	Buy	8/17/11	2,342,709	2,331,080	11,629

	Norwegian Krone	Buy	8/17/11	485,432	478,326	7,106

	Swedish Krona	Buy	8/17/11	574,483	563,014	11,469

	Swiss Franc	Sell	8/17/11	586,535	588,485	1,950

Deutsche Bank AG

	Australian Dollar	Buy	8/17/11	184,157	179,078	5,079

	Canadian Dollar	Buy	8/17/11	615,271	600,484	14,787

	Euro	Buy	8/17/11	1,459,855	1,432,282	27,573

	Swedish Krona	Buy	8/17/11	431,498	422,929	8,569

	Swiss Franc	Buy	8/17/11	94,284	94,628	(344)

Goldman Sachs International

	Australian Dollar	Sell	8/17/11	57,082	55,669	(1,413)

	British Pound	Buy	8/17/11	317,003	315,439	1,564

	Euro	Sell	8/17/11	6,942,540	6,812,230	(130,310)

	Japanese Yen	Sell	8/17/11	2,085,838	2,074,778	(11,060)

	Norwegian Krone	Buy	8/17/11	305,480	300,854	4,626

	Swedish Krona	Sell	8/17/11	53,896	52,820	(1,076)

HSBC Bank USA, National Association

	Australian Dollar	Buy	8/17/11	1,879,235	1,834,517	44,718

	British Pound	Buy	8/17/11	1,533,950	1,525,407	8,543

	Euro	Buy	8/17/11	1,351,095	1,326,005	25,090

	Hong Kong Dollar	Sell	8/17/11	98,704	98,655	(49)

	Norwegian Krone	Buy	8/17/11	640,924	632,413	8,511

	Swiss Franc	Sell	8/17/11	139,045	139,594	549

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	8/17/11	1,879,662	1,833,172	46,490

	British Pound	Buy	8/17/11	3,233,468	3,216,637	16,831

	Canadian Dollar	Sell	8/17/11	467,751	456,750	(11,001)

	Euro	Sell	8/17/11	5,187,147	5,089,785	(97,362)

	Hong Kong Dollar	Sell	8/17/11	958,069	957,447	(622)

	Japanese Yen	Buy	8/17/11	155,782	154,929	853

	Norwegian Krone	Buy	8/17/11	806,793	794,997	11,796

	Singapore Dollar	Buy	8/17/11	183,330	183,158	172

	Swedish Krona	Sell	8/17/11	151,688	148,685	(3,003)

	Swiss Franc	Buy	8/17/11	2,502,923	2,511,827	(8,904)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	8/17/11	357,751	348,018	(9,733)

	British Pound	Buy	8/17/11	230,285	229,020	1,265

	Canadian Dollar	Buy	8/17/11	114,761	111,974	2,787

	Euro	Sell	8/17/11	3,398,981	3,336,284	(62,697)

	Japanese Yen	Sell	8/17/11	1,129,594	1,122,994	(6,600)

	Swedish Krona	Buy	8/17/11	49,520	48,521	999

	Swiss Franc	Sell	8/17/11	578,559	580,853	2,294

8 Putnam VT International Growth Fund

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $96,786,187) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	8/17/11	$1,304,144	$1,271,886	$32,258

	Canadian Dollar	Buy	8/17/11	1,305,702	1,275,208	30,494

	Euro	Buy	8/17/11	502,473	492,938	9,535

	Norwegian Krone	Sell	8/17/11	453,708	446,876	(6,832)

	Swedish Krona	Buy	8/17/11	23,520	23,061	459

UBS AG

	Australian Dollar	Sell	8/17/11	1,383,099	1,349,021	(34,078)

	British Pound	Sell	8/17/11	3,763,091	3,742,016	(21,075)

	Canadian Dollar	Sell	8/17/11	594,952	581,194	(13,758)

	Euro	Buy	8/17/11	4,728,033	4,640,984	87,049

	Israeli Shekel	Sell	7/21/11	114,341	113,432	(909)

	Norwegian Krone	Sell	8/17/11	746,957	735,995	(10,962)

	Swedish Krona	Sell	8/17/11	294,626	288,775	(5,851)

	Swiss Franc	Buy	8/17/11	1,439,850	1,445,646	(5,796)

Westpac Banking Corp.

	Australian Dollar	Sell	8/17/11	2,161,766	2,106,192	(55,574)

	British Pound	Sell	8/17/11	51,549	51,295	(254)

	Canadian Dollar	Sell	8/17/11	416,954	407,217	(9,737)

	Euro	Buy	8/17/11	3,545,300	3,478,816	66,484

	Japanese Yen	Sell	8/17/11	440,760	438,483	(2,277)

Total						$(66,365)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/11 (Unaudited)

			Fixed payments	Total return
Swap	Notional	Termination	received (paid) by	received or	Unrealized
counterparty	amount	date	fund per annum	paid by fund	appreciation

Goldman Sachs International
baskets	1,045	9/26/11	(1 month USD-LIBOR-BBA	A basket (GSGLPMIN) of	$14,556
			plus 60 bp)	common stocks

Total					$14,556

Putnam VT International Growth Fund 9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$8,523,355	$2,606,468	$—

Consumer staples	9,282,189	847,732	1,013

Energy	5,327,345	1,041,418	—

Financials	7,559,947	4,153,007	—

Health care	3,551,545	2,242,140	—

Industrials	6,877,621	3,514,254	—

Information technology	3,047,135	4,396,768	76,365

Materials	4,097,908	5,581,523	—

Telecommunication services	806,426	656,777	—

Utilities	918,694	827,320	—

Total common stocks	49,992,165	25,867,407	77,378

U.S. Treasury Obligations	—	11,728	—

Short-term investments	336,841	2,673,549	—

Totals by level	$50,329,006	$28,552,684	$77,378

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(66,365)	$—

Total return swap contracts	—	14,556	—

Totals by level	$—	$(51,809)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Growth Fund

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value, including $2,008,752 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $66,102,531)	$76,548,458

Affiliated issuers (identified cost $2,410,610) (Notes 1 and 6)	2,410,610

Cash	8,250

Dividends, interest and other receivables	236,697

Receivable for shares of the fund sold	165,582

Receivable for investments sold	981,645

Receivable for sales of delayed delivery securities (Note 1)	182,484

Receivable for investor servicing fees (Note 2)	711

Unrealized appreciation on swap contracts (Note 1)	14,556

Unrealized appreciation on forward currency contracts (Note 1)	711,693

Total assets	81,260,686

Liabilities

Payable to custodian	33,430

Payable for investments purchased	1,041,308

Payable for purchases of delayed delivery securities (Note 1)	69,876

Payable for shares of the fund repurchased	41,252

Payable for compensation of Manager (Note 2)	57,741

Payable for custodian fees (Note 2)	33,137

Payable for Trustee compensation and expenses (Note 2)	68,594

Payable for administrative services (Note 2)	421

Payable for distribution fees (Note 2)	4,875

Unrealized depreciation on forward currency contracts (Note 1)	778,058

Collateral on securities loaned, at value (Note 1)	2,073,769

Collateral on certain derivative contracts, at value (Note 1)	11,728

Other accrued expenses	34,507

Total liabilities	4,248,696

Net assets	$77,011,990

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$111,050,719

Distributions in excess of net investment income (Note 1)	(175,272)

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(44,265,524)

Net unrealized appreciation of investments and assets and liabilities in
foreign currencies	10,402,067

Total — Representing net assets applicable
to capital shares outstanding	$77,011,990

Computation of net asset value Class IA

Net assets	$52,996,168

Number of shares outstanding	3,010,644

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$17.60

Computation of net asset value Class IB

Net assets	$24,015,822

Number of shares outstanding	1,366,144

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$17.58

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Dividends (net of foreign tax of $103,000)	$1,033,636

Interest (including interest income of $223 from investments
in affiliated issuers) (Note 6)	925

Securities lending (Note 1)	39,496

Total investment income	1,074,057

Expenses

Compensation of Manager (Note 2)	364,908

Investor servicing fees (Note 2)	40,131

Custodian fees (Note 2)	26,741

Trustee compensation and expenses (Note 2)	2,793

Administrative services (Note 2)	1,230

Distribution fees Class IB (Note 2)	30,746

Other	39,942

Total expenses	506,491

Expense reduction (Note 2)	(10,214)

Net expenses	496,277

Net investment income	577,780

Net realized gain on investments (net of foreign tax of $2,246)
(Notes 1 and 3)	4,482,892

Net realized loss on swap contracts (Note 1)	(6,429)

Net realized gain on foreign currency transactions (Note 1)	1,181,828

Net unrealized depreciation of assets and liabilities in foreign currencies
during the period	(769,174)

Net unrealized depreciation of investments and swap contracts
during the period	(2,095,261)

Net gain on investments	2,793,856

Net increase in net assets resulting from operations	$3,371,636

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 11

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Decrease in net assets

Operations:

Net investment income	$577,780	$586,615

Net realized gain on investments
and foreign currency transactions	5,658,291	7,343,037

Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(2,864,435)	448,596

Net increase in net assets resulting
from operations	3,371,636	8,378,248

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,315,933)	(1,686,506)

Class IB	(538,418)	(736,639)

Increase in capital from settlement
payments (Note 7)	1,333	—

Decrease from capital share transactions
(Note 4)	(3,792,224)	(11,823,395)

Total decrease in net assets	(2,273,606)	(5,868,292)

Net assets:

Beginning of period	79,285,596	85,153,888

End of period (including distributions in
excess of net investment income of
$175,272 and undistributed net investment
income of $1,101,299, respectively)	$77,011,990	$79,285,596

* Unaudited.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT International Growth Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/11†	$17.28	.14	.61	.75	(.43)	(.43)	—[e,f]	$17.60	4.35*	$52,996	.60 *	.77*	65*

12/31/10	15.84	.13	1.80	1.93	(.49)	(.49)	—	17.28	12.48	54,528	1.23[g]	.84[g]	148

12/31/09	11.67	.19	4.19	4.38	(.23)	(.23)	.02[h]	15.84	38.76	56,806	1.14[g]	1.50[g]	185

12/31/08	20.59	.37	(9.05)	(8.68)	(.31)	(.31)	.07[i,j]	11.67	(42.36)	48,582	1.10[g]	2.25[g]	135

12/31/07	18.34	.21	2.25	2.46	(.21)	(.21)	—	20.59	13.52	119,992	1.11[g]	1.06[g]	107

12/31/06	14.73	.15	3.71	3.86	(.25)	(.25)	—	18.34	26.42	118,241	1.15[g]	.89[g]	94

Class IB

6/30/11†	$17.24	.11	.62	.73	(.39)	(.39)	—[e,f]	$17.58	4.21*	$24,016	.73*	.65*	65*

12/31/10	15.80	.09	1.79	1.88	(.44)	(.44)	—	17.24	12.20	24,757	1.48[g]	.61[g]	148

12/31/09	11.62	.13	4.21	4.34	(.18)	(.18)	.02[h]	15.80	38.36	28,347	1.39[g]	1.08 [g]	185

12/31/08	20.48	.33	(9.01)	(8.68)	(.25)	(.25)	.07[i,j]	11.62	(42.48)	71,579	1.35[g]	2.00[g]	135

12/31/07	18.25	.16	2.24	2.40	(.17)	(.17)	—	20.48	13.21	166,222	1.36[g]	.82[g]	107

12/31/06	14.66	.10	3.70	3.80	(.21)	(.21)	—	18.25	26.13	169,254	1.40[g]	.62[g]	94

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

f Amount represents less than $0.01 per share.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/10	0.01%

12/31/09	0.16

12/31/08	0.08

12/31/07	0.06

12/31/06	0.09

h Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and General American Life Insurance Co., which amounted to $0.02 per share outstanding as of August 17, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut which amounted to $0.06 of the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

j Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to $0.01 per share based on weighted average number of shares outstanding for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 13

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT International Growth Fund (the fund), is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks of companies of any size in established and emerging markets outside the United States.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

14 Putnam VT International Growth Fund

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $119,988 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $344,402 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $84,975.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,008,752 and the fund received cash collateral of $2,073,769.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $49,558,145 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on December 31, 2016. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $68,878,811, resulting in gross unrealized appreciation and depreciation of $12,110,186 and $2,029,929, respectively, or net unrealized appreciation of $10,080,257.

Putnam VT Int ernational Growth Fund 15

K) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.8% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion,
0.845%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and  State Street’s fees are reduced by credits allowed on cash balances. The fund  also reduced expenses through brokerage/service arrangements. For the  reporting period, the fund’s expenses were reduced by $5  under  the  expense offset arrangements and by $10,209 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $45, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $51,098,841 and $55,316,892, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

16 Putnam VT International Growth Fund

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	71,979	$1,270,913	164,238	$2,551,012	51,364	$910,591	49,606	$776,387

Shares issued in connection with
reinvestment of distributions	75,068	1,315,933	107,971	1,686,506	30,732	538,418	47,190	736,639

	147,047	2,586,846	272,209	4,237,518	82,096	1,449,009	96,796	1,513,026

Shares repurchased	(292,049)	(5,151,041)	(702,105)	(10,627,620)	(152,336)	(2,677,038)	(454,449)	(6,946,319)

Net decrease	(145,002)	$(2,564,195)	(429,896)	$(6,390,102)	(70,240)	$(1,228,029)	(357,653)	$(5,433,293)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$711,693	Payables	$778,058

Equity contracts	Receivables	14,556	—	—

Total		$726,249		$778,058

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$1,177,634	$—	$1,177,634

Equity contracts	—	(6,429)	(6,429)

Total	$1,177,634	$(6,429)	$1,171,205

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$(765,583)	$—	$(765,583)

Equity contracts	—	12,245	12,245

Total	$(765,583)	$12,245	$(753,338)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $223 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $12,787,554 and $12,450,713, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $1,333 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT International Growth Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking

18 Putnam VT International Growth Fund

for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 4th quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 5th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — International Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

4th	1st	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 83, 72 and 67 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance in earlier periods had been favorable, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that, while the fund focuses on large-cap international growth stocks, the fund’s Lipper peer group includes funds that invest across all capitalization ranges, and that much of the fund’s underperformance versus its Lipper peer group is the result of other capitalization ranges outperforming large-cap international growth stocks during the one-year period. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to

Putnam VT International Growth Fund 19

a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20 Putnam VT International Growth Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Investment Sub-Advisor	Legal Counsel	George Putnam, III
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT International Growth Fund 21

This report has been prepared for the shareholders		H514
of Putnam VT International Growth Fund.	268677	8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011